UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



   Date of report (Date of earliest event reported):  June 26, 2003



                   _________________________________



                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                  __________________________________




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




                         4800 Montgomery Lane
                               Suite M25
                          Bethesda, MD  20814
               ----------------------------------------
               (Address of Principal Executive Offices)





  Registrant's telephone number, including area code:  (301) 941-1500




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

     The following exhibit is included with this Report:

     Exhibit 99.1     Press release dated June 26, 2003 issued by
                      LaSalle Hotel Properties.



ITEM 9.  REGULATION FD DISCLOSURE

     Information included in this item is provided under Item 12 of Form 8-K in accordance with SEC Release No. 33-8216.

     On June 26, 2003, LaSalle Hotel Properties issued a press release announcing the sale of 2,041,000 common shares of beneficial interest. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.



     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            LASALLE HOTEL PROPERTIES




Dated:  June 26, 2003       BY:   /s/ HANS WEGER
                                  -----------------------------------
                                  Hans Weger
                                  Executive Vice President, Treasurer
                                  and Chief Financial Officer

                             EXHIBIT INDEX
                             -------------


Exhibit
Number     Description
-------    -----------

 99.1      Press release dated June 26, 2003 issued by
           LaSalle Hotel Properties.